MAKE GOOD ESCROW AGREEMENT

This Make Good Escrow Agreement (this “Agreement”), dated as of September 7, 2007, is entered into by and among Sino Gas International Holdings, Inc., a Utah corporation (the “Company”), each of the parties listed below who are Investors in the private offering of securities of the Company under the SPA (as hereinafter defined), and Manufacturers and Traders Trust Company (the “Escrow Agent”).

WHEREAS, each of the Investors are simultaneously entering into a Securities Purchase Agreement, dated as of the date hereof (the “SPA”), evidencing their participation in the Company’s private offering of securities contemplated under the SPA (the “Offering”);

WHEREAS, as an inducement to the Investors to participate in the Offering and as set forth in the SPA, the Company has agreed to place the “Escrow Shares” (as hereinafter defined) into escrow for the benefit of the Investors in the event the Company fails to satisfy the conditions set forth in Section 4.12 of the SPA;

WHEREAS, pursuant to the requirements of the SPA, the Company and the Investors have agreed to establish an escrow on the terms and conditions set forth in this Agreement;

WHEREAS, the Escrow Agent has agreed to act as escrow agent pursuant to the terms and conditions of this Agreement; and

WHEREAS, all capitalized terms used but not defined herein shall have the respective meanings assigned them in the SPA.

NOW, THEREFORE, in consideration of the mutual promises of the parties and the terms and conditions hereof, the parties hereby agree as follows:

1. Appointment of Escrow Agent. The Investors and the Company hereby appoint Manufacturers and Traders Trust Company as Escrow Agent to act in accordance with the terms and conditions set forth in this Agreement, and Escrow Agent hereby accepts such appointment and agrees to act in accordance with such terms and conditions.

2. Establishment of Escrow. Upon the execution of this Agreement, the Company shall deliver to the Escrow Agent stock certificates evidencing in the aggregate 1,500,000 shares (the “Escrow Shares”) of the Company’s Common Stock registered in the names of the Investors as set forth on Exhibit B attached hereto.

3. Representations of the Company. The Company hereby represents and warrants to the Investors as follows:

(i) The Escrow Shares are duly authorized and validly issued, and if and when distributed to the Investors hereunder, will be fully paid and nonassessable shares of the Company, and free and clear of all Liens, other than those existing pursuant to federal securities laws.

(ii) Except as set forth in Schedule 3.1 to the Purchase Agreement, the execution, delivery and performance of this Agreement and other instruments contemplated herein will not (1) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (2) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (3) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations of any self regulatory organization (including any Trading Market) to which the Company or its securities is subject), or by which any property or asset of the Company or a Subsidiary is bound or affected and which the Escrow Shares may be bound except in the case of each of clauses (1), (2) and (3), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(iii) This Agreement constitutes the legal obligation of the Company, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

4. Disbursement of Escrow Shares. (a) Not later than five business days after the filing of the Company’s Annual Report on Form 10-K or Form 10-KSB, as the case may be, for the fiscal year ended December 31, 2008, the Company shall deliver to the Escrow Agent and all of the Investors written notice (the “ATNI Company Notice”) which notice shall (1) set forth the 2008 Guaranteed ATNI amount and a statement indicating whether the Company believes it met or achieved the 2008 Guaranteed ATNI amount, (2) include a statement (the “ATNI Statement”) indicating how such amount was calculated and (3) include a copy of the report of the Company’s independent registered public accounting firm which report shall include an evaluation of the Company’s internal control over financial report for the fiscal year ended December 31, 2008.

(b) Within 20 business days of receipt of the ATNI Company Notice, T. Rowe Price, on behalf of the Investors, shall submit a written notice (the “Investors’ Notice”) to the Escrow Agent and the other Investors indicating whether the Escrow Shares shall be either (1) released and returned to the Company or (2) distributed in accordance with Exhibit B attached hereto. The Escrow Agent shall immediately forward a copy of such notice to the Company. If, within 10 business days after receipt of the Investors’ Notice, no notice of objection to such Investors’ Notice has been filed by the Company in accordance with the provisions of Section 4(c), Escrow Agent shall promptly disburse the Escrow Shares in accordance with the instructions contained in the Investors’ Notice.

(c) If the Company objects to the Investors’ instructions contained in the Investors’ Notice, then within 10 business days after receipt of the Investors’ Notice, the Company shall submit written notice of such objection to the Escrow Agent and each of the Investors. In the event of a Company objection pursuant to this Section 4(c), the Escrow Agent shall retain the Escrow Shares and not return them to the Company or distribute them to the Investors. The Escrow Agent shall retain the Escrow Shares until the question of whether the Escrow Shares shall be returned to the Company or distributed to the Investors shall have been determined (i) by an agreement in writing executed by the Company and each of the Investors or (ii) by a final, nonappealable order of a court of competent jurisdiction. The Company and the Investors shall deliver to Escrow Agent an executed copy of such agreement or a certified copy of such final judgment directing the Escrow Agent to return the Escrow Shares to the Company or distribute the Escrow Shares to the Investors as specified in such agreement or final decision, as the case may be, after which the Escrow Agent shall promptly return or distribute the Escrow Shares accordingly.

5. Duration. This Agreement shall terminate upon the distribution of all the Escrow Shares in accordance with the provisions of Section 4.12 of the SPA and this Agreement.

6. Escrow Shares. If any Escrow Shares are deliverable to the Investors pursuant to the SPA and in accordance with this Agreement, the Company covenants and agrees to cooperate with its transfer agent, and the Company agrees to use its best efforts, to aid the Escrow Agent in issuing the Escrow Shares pursuant hereto. Until such time as the Escrow Shares are required to be delivered pursuant to the SPA and in accordance with this Agreement, any dividends payable in respect of the Escrow Shares and all voting rights applicable to the Escrow Shares shall be retained by the Company. Should the Escrow Agent receive dividends or voting materials, such items shall not be held by the Escrow Agent, but shall be promptly passed on to the Company and shall not be invested or held for any time longer than is needed to deliver such items to the Company. In the event that the Escrow Agent receives a communication requiring the conversion of the Escrow Shares to cash or the exchange of the Escrow Shares for that of another entity, the Escrow Agent shall solicit and follow the written instructions of the Company; provided, that the cash or exchanged shares are instructed to be redeposited into the Escrow Account. The Company shall be responsible for all taxes resulting from any such conversion or exchange.

7. Interpleader. Should any controversy arise among the parties hereto with respect to this Agreement or with respect to the right to receive the Escrow Shares, Escrow Agent shall have the right to consult counsel and/or to institute an appropriate interpleader action to determine the rights of the parties. Escrow Agent is also hereby authorized to institute an appropriate interpleader action upon receipt of a written letter of direction executed by the parties so directing Escrow Agent. If Escrow Agent is directed to institute an appropriate interpleader action, it shall institute such action not prior to thirty (30) days after receipt of such letter of direction and not later than sixty (60) days after such date. Any interpleader action instituted in accordance with this Section 7 shall be filed in any court of competent jurisdiction in the State of New York, and the Escrow Shares in dispute shall be deposited with the court and in such event Escrow Agent shall be relieved of and discharged from any and all obligations and liabilities under and pursuant to this Agreement with respect to the Escrow Shares.

8. Exculpation and Indemnification of Escrow Agent. (a) Escrow Agent is not a party to, and is not bound by or charged with notice of any agreement out of which this escrow may arise. Escrow Agent acts under this Agreement as a depositary only and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of the escrow, or any part thereof, or for the form or execution of any notice given by any other party hereunder, or for the identity or authority of any person executing any such notice. Escrow Agent will have no duties or responsibilities other than those expressly set forth herein. Escrow Agent will be under no liability to anyone by reason of any failure on the part of any party hereto (other than Escrow Agent) or any maker, endorser or other signatory of any document to perform such person’s or entity’s obligations hereunder or under any such document. Except for this Agreement and instructions to Escrow Agent pursuant to the terms of this Agreement, Escrow Agent will not be obligated to recognize any agreement between or among any or all of the persons or entities referred to herein, notwithstanding its knowledge thereof.

(b) Escrow Agent will not be liable for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, and may rely conclusively on, and will be protected in acting upon, any order, notice, demand, certificate, or opinion or advice of counsel (including counsel chosen by Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is reasonably believed by Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The duties and responsibilities of the Escrow Agent hereunder shall be determined solely by the express provisions of this Agreement and no other or further duties or responsibilities shall be implied, including, but not limited to, any obligation under or imposed by any laws of the State of New York upon fiduciaries.

(c) Escrow Agent will be indemnified and held harmless by the Company from and against any expenses, including reasonable attorneys’ fees and disbursements, damages or losses suffered by Escrow Agent in connection with any claim or demand, which, in any way, directly or indirectly, arises out of or relates to this Agreement or the services of Escrow Agent hereunder; except, that if Escrow Agent is guilty of willful misconduct, fraud or gross negligence under this Agreement, then Escrow Agent will bear all losses, damages and expenses arising as a result of such willful misconduct, fraud or gross negligence except for consequential damages. Promptly after the receipt by Escrow Agent of notice of any such demand or claim or the commencement of any action, suit or proceeding relating to such demand or claim, Escrow Agent will notify the other parties hereto in writing. For the purposes hereof, the terms “expense” and “loss” will include all amounts paid or payable to satisfy any such claim or demand, or in settlement of any such claim, demand, action, suit or proceeding settled with the express written consent of the parties hereto, and all costs and expenses, including, but not limited to, reasonable attorneys’ fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding. The provisions of this Section 8 shall survive the termination of this Agreement.

9. Compensation of Escrow Agent. The Company will pay Escrow Agent in accordance with Exhibit A attached hereto for all services rendered by Escrow Agent hereunder.

10. Resignation and Discharge of Escrow Agent. At any time, upon ten (10) days’ prior written notice to the Company and the Investors, Escrow Agent may resign from its duties as Escrow Agent hereunder. At any time, upon ten (10) days’ prior written notice to the Escrow Agent, the Company and the Investors holding two-thirds (66 2/3%) of the Shares may discharge the Escrow Agent from its duties as Escrow Agent hereunder. As soon as practicable after its resignation or discharge, Escrow Agent will promptly turn over to a successor escrow agent appointed jointly by the Company and the Investors the Escrow Shares held hereunder upon presentation of a document appointing the new escrow agent and evidencing its acceptance thereof. If, by the end of the 10-day period following the giving of notice of resignation by Escrow Agent the Company and the Investors shall have failed to appoint a successor escrow agent, then (a) Escrow Agent’s sole responsibility after that time shall be to retain and safeguard the Escrow Shares until receipt of a designation of successor Escrow Agent or joint written instructions by the Company and the Investors or a final, nonappealable order of a court of competent jurisdiction and (b) Escrow Agent may interplead the Escrow Shares into the registry of any court having jurisdiction.

11. Records. Escrow Agent shall maintain accurate records of all transactions hereunder. Promptly after the termination of this Agreement or as may reasonably be requested by the parties hereto from time to time before such termination, Escrow Agent shall provide the parties hereto, as the case may be, with a complete copy of such records, certified by Escrow Agent to be a complete and accurate account of all such transactions. The authorized representatives of each of the parties hereto shall have access to such books and records at all reasonable times during normal business hours upon reasonable notice to Escrow Agent.

12. Notice. All notices, communications and instructions required or desired to be given under this Agreement must be in writing and shall be deemed to be duly given if sent by either (i) (A) U.S. first class, registered or certified mail, return receipt requested or (B) overnight courier, to the address listed on the signature pages hereto or (ii) by facsimile at the facsimile number specified on the signature pages hereto.

13. Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14. Assignment and Modification. This Agreement and the rights and obligations hereunder of any of the parties hereto may not be assigned without the prior written consent of the other parties hereto, except that the parties hereby agree that the Company’s obligation to transfer Escrow Shares to Investors pursuant to this Agreement shall continue to run to the benefit of an Investor who shall have transferred or sold all or any portion of its Shares, and that Investors shall have the right to assign its rights to receive all or any such Escrow Shares to other Persons in conjunction with negotiated sales or transfers of any of its Escrow Shares. Subject to the foregoing, this Agreement will be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns and no other Person will acquire or have any rights under, or by virtue of, this Agreement. No portion of the Escrow Shares shall be subject to interference or control by any creditor of any party hereto, or be subject to being taken or reached by any legal or equitable process in satisfaction of any debt or other liability of any such party hereto prior to the disbursement thereof to such party hereto in accordance with the provisions of this Agreement. No provision of this Agreement may be waived or amended except in a written instrument signed by the Escrow Agent, the Company and the Investors holding at least two-thirds (66 2/3%) of the Shares. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

15. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of laws thereof.

16. Headings. The headings contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

17. Attorneys’ Fees. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys’ fees from the other party (unless such other party is the Escrow Agent), which fees may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose, and which fees shall be in addition to any other relief that may be awarded.

18. Merger or Consolidation. Any corporation or association into which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which the Escrow Agent is a party, shall be and become the successor escrow agent under this Agreement and shall have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date set forth opposite their respective names.

SINO GAS INTERNATIONAL HOLDINGS, INC.

By:	/s/ Chen Fang
Name: Chen Fang
Title: Chief Financial Officer

Address for Notice:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Ronald Kruppa
Name: Ronald Kruppa
Title: Vice President

Address for Notice:

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SIGNATURE PAGES FOR INVESTORS TO FOLLOW]

INVESTORS

SEI Private Trust Co FAO The JM Smucker Co Investor Trust

By:	/s/ Zach Easton
Name: Zach Easton
Title:

Address for Notice:

Facsimile:

INVESTORS

Ancora Greater China Fund, LP

By:	/s/ John P. Micklitsch
Name: John P. Micklitsch
Title: VP

Address for Notice:

Facsimile:

INVESTORS

Jayhawk Private Equity Co-Invest Fund, L.P.

By:	/s/ Michael D. Schmitz
Name: Michael D. Schmitz
Title: CFO

Address for Notice:

Facsimile:

INVESTORS

Jayhawk Private Equity Fund, L.P.

By:	/s/ Michael D. Schmitz
Name: Michael D. Schmitz
Title:

Address for Notice:

Facsimile:

INVESTORS

Enable Opportunity Partners LP

By:	/s/ Brendan O’Neil
Name: Brendan O’Neil
Title: Principal & Portfolio Manager

Address for Notice:

Facsimile:

INVESTORS

Enable Growth Partners LP

By:	/s/ Brendan O’Neil
Name: Brendan O’Neil
Title: Principal & Portfolio Manager

Address for Notice:

Facsimile:

INVESTORS

Pierce Diversified Strategy Master Fund LLC

By:	/s/ Brendan O’Neil
Name: Brendan O’Neil
Title:

Address for Notice:

Facsimile:

INVESTORS

Heller Capital Investments, LLC

By:	/s/ Ronald J. Heller
Name: Ronald J. Heller
Title: CEO

Address for Notice:

Facsimile:

INVESTORS

CGM as c/f Ronald I. Heller IRA

By:	/s/ Ronald J. Heller
Name: Ronald J. Heller
Title:

Address for Notice:

Facsimile:

INVESTORS

Whitebox Intermarket Partners, LP

By:	/s/ Jonathan Wood
Name: Jonathan Wood
Title: Director / CEO

Address for Notice:

Facsimile:

INVESTORS

Midsouth Investor Fund LP

By:	/s/ Lyman Heidtke
Name: Lyman Heidtke
Title: G.P.

Address for Notice:

Facsimile:

INVESTORS

Precept Capital Management

By:	/s/ D. Blair Baker
Name: D. Blair Baker
Title: Man Memer, Precept Management LLC.

Address for Notice:

Facsimile:

INVESTORS

Straus Partners LP

By:	/s/ Craig Connors
Name: Craig Connors
Title: CFO

Address for Notice:

Facsimile:

INVESTORS

Straus GEPT Partners LP

By:	/s/ Craig Connors
Name: Craig Connors
Title:

Address for Notice:

Facsimile:

INVESTORS

T. Rowe Price Small Cap Value Fund

By:	/s/ Gregory A. McCrickard
Name: Gregory A. McCrickard
Title: VP

Address for Notice:

Facsimile:

INVESTORS

Vision Opportunity Master Fund

By:	/s/ Adam Benowitz
Name: Adam Benowitz
Title:

Address for Notice:

Facsimile:

EXHIBIT A

Fee Schedule

EXHIBIT B

Schedule of Distribution of Escrow Shares, if Necessary

Name of Investor and Address	Number of Make Good Shares